UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 11, 2007

LECG CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-50464	81-0569994
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 POWELL STREET, SUITE 600
EMERYVILLE, CALIFORNIA	94608
(Address of principal executive offices)	(Zip Code)

(510) 985-6700

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

LECG Corporation (the “Registrant”) hereby amends its Current Report on Form 8-K, as filed with the Securities and Exchange Commission on April 17, 2007 (the “Initial 8-K”) in order to re-file Exhibit 10.76 previously filed with the Initial 8-K.  In Item 9.01 of the Initial 8-K, the Registrant indicated that it would request confidential treatment with respect to certain portions of Exhibit 10.76, and the redacted portions omitted from the Initial 8-K would be filed separately with the Securities & Exchange Commission. The Registrant has determined that confidential treatment will not be requested for the redacted portions omitted from the Initial 8-K and has re-filed Exhibit 10.76 hereto with such information unredacted.  The information set forth in the Initial 8-K is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit
10.76	Senior Management Agreement between the Registrant and Michael J. Jeffery, entered into on April 13, 2007 and effective as of March 1, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LECG CORPORATION

By:	/s/ JOHN C. BURKE
John C. Burke Chief Financial Officer

Date:  May 4, 2007

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
10.76	Senior Management Agreement between the Registrant and Michael J. Jeffery, entered into on April 13, 2007 and effective as of March 1, 2007